Exhibit 99.2

Nevada JointVenture RealizingtheMissing Billionsfor Shareholders Securing the Long-Term Future of Nevada

Cautionary Statements Nevada Joint Venture Forward-Looking Information This presentation contains statements which are, or may be deemed to be, “forward-looking statements” (or “forward-looking information”), under applicable securities laws including for the purposes of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Barrick about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this presentation include statements relating to: (i) the proposed Nevada joint venture, (ii) the expected impact of such a transaction, including potential real pre-tax synergies (and the net present value and per annum savings of such synergies) as well as effects on and, as applicable, estimates of, the proposed Nevada joint venture’s portfolio of Tier One Gold Assets, annual gold production and reserves and resources, (iii) the expected timing and scope of the proposed Nevada joint venture, including receipt of necessary regulatory approvals and satisfaction of closing conditions and (iv) other statements other than historical facts. Although Barrick believes that the expectations reflected in such forward-looking statements are reasonable, Barrick can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include: risks relating to Barrick and Newmont’s respective credit ratings; local and global political and economic conditions; Barrick’s economic model; liquidity risks; fluctuations in the spot and forward price of gold, copper, or certain other commodities (such as silver, diesel fuel, natural gas, and electricity); financial services risk; the risks associated with each of Barrick’s and Newmont’s brand, reputation and trust; environmental risks; safety and technology risks; the ability to realize the anticipated benefits of the proposed Nevada joint venture (including estimated synergies and financial benefits) or implementing the business plan for the proposed Nevada joint venture, including as a result of a delay in its completion or difficulty in integrating the Nevada assets of the companies involved; the risk that the conditions to formation of the proposed Nevada joint venture will not be satisfied; the risk that required regulatory approvals necessary to form the proposed Nevada joint venture will not be obtained, or that conditions will be imposed in connection with such approvals that will increase the costs associated with the transaction or have other negative implications for Barrick following the transaction; the risk that the focus of management's time and attention on the transaction may detract from other aspects of the respective businesses of Barrick and Newmont; legal or regulatory developments and changes; the outcome of any litigation, arbitration or other dispute proceeding; the impact of any acquisitions or similar transactions; competition and market risks; the impact of foreign exchange rates; pricing pressures; the possibility that future exploration results will not be consistent with expectations; risks that exploration data may be incomplete and considerable additional work may be required to complete further evaluation, including but not limited to drilling, engineering and socioeconomic studies and investment; risk of loss due to acts of war, terrorism, sabotage and civil disturbances; contests over title to properties, particularly title to undeveloped properties, or over access to water, power and other required infrastructure; and business continuity and crisis management. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. Neither Barrick, Newmont nor any of its their respective directors, officers, employees or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this presentation will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations, neither Barrick nor Newmont is not under any obligation, and both Barrick and Newmont expressly disclaim s any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Newmont is not affirming or adopting any statements or reports attributed to Barrick in this presentation or made by Barrick outside of this presentation. For a detailed discussion of risks and other factors related to Newmont, see Newmont's 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) as well as Newmont's other SEC filings, available on the SEC website or www.newmont.com. 1

Transaction Summary

BARRICK / NEWMONT
Nevada Joint Venture

Barrick and Newmont to combine assets in Nevada

BARRICK Nevada + NEWMONT Nevada

Joint Venture Ownership	▪ **61.5% Barrick / 38.5% Newmont** ▪ Binding joint venture implementation agreement executed
Assets Included	▪ **Barrick:** Goldstrike, Cortez, Turquoise Ridge, Goldrush, South Arturo ▪ **Newmont:** Carlin, Twin Creeks, Phoenix, Long Canyon, Lone Tree ▪ Associated processing facilities and other infrastructure
Assets Excluded	▪ Development assets, including Fourmile, Mike and Fiberline, may be included at a later date if the required investment hurdles are satisfied
Operator	▪ **Barrick**
Joint Venture Governance	▪ **Board of Directors:** representation and voting power will reflect ownership levels – Barrick will control 3 board seats and Newmont will control 2 board seats ▪ **Technical, Finance & Exploration Advisory Committees:** equal representation from Barrick and Newmont
Key Conditions / Timing	▪ Regulatory approval ▪ Expected close in the coming months

2

Nevada: Potential to Unlock ~$5 Billion NPV of Real Synergies[1,2]

BARRICK / NEWMONT
Nevada Joint Venture



Twin Creeks
Turquoise Ridge
South Arturo
Goldstrike
Winnemucca
Lone Tree
Battle Mountain
Carlin
Elko
Wells
Long Canyon
N
Phoenix
copper
Emigrant
Cortez
Goldrush / Fourmile
20 miles
Barrick land holding
Newmont land holding
Current trucking route
Optimised trucking route
Autoclave
Roaster
Heap Leach
CIL
Flotation

1. Represents the NPV of pre-tax synergies projected over a twenty year period, assuming consensus commodity prices and a 5% discount rate. See Endnote 1.
2. Based on Barrick estimates.

3

Pro Forma Statistics Nevada Joint Venture 3 Tier One Gold Assets1 Goldstrike-Carlin Turquoise Ridge-Twin Creeks Cortez Leading Production Large Reserve Base4,6 48 Moz Au at 2.26 g/t 4.1 Moz Au (2018) Potential Tier One Gold Assets Goldrush / [Fourmile]2 Significant Synergies3,4 Strong AISC Profile $775/oz5 (2018) Additional M&I Resources4,6 28 Moz Au at 2.18 g/t $4.7 Billion Source: Company disclosure. 1. 2. 3. 4. 5. 6. See Endnote 2. Fourmile is an excluded asset under the joint venture agreement. Represents the NPV of pre-tax synergies projected over a twenty year period, assuming consensus commodity prices and a 5% discount rate. See Endnote 1. Based on Barrick estimates. Pro forma AISC is shown exclusive of synergies. Combined figure is a Barrick estimate. See Endnote 3. Metrics are based on latest company disclosures. See Endnote 4, 5 and 6. 4

Nevada Joint Venture Complex Will Be The Single Largest Gold Producer in the World

BARRICK / NEWMONT
Nevada Joint Venture

Gold Mines Ranked by 2018 Gold Production[1] (Moz)



4.1
1.3
1.0
1.0
0.8
0.7
0.7
0.7
0.6
0.6
Nevada Complex
Olimpiada (Polyus)
Pueblo Viejo (Barrick / Goldcorp)
Lihir (Newcrest)
Kibali (Barrick)
Boddington (Newmont)
Canadian Malartic (Agnico Eagle / Yamana)
Loulo-Gounkoto (Barrick)
Kalgoorlie (Barrick / Newmont)
Detour Lake (Detour)

Gold Companies Ranked by 2018 Gold Production[2] (Moz)



5.7
5.1
4.1
3.4
2.5
2.4
2.3
2.3
2.0
1.6
Barrick
Newmont
Nevada Complex
AngloGold
Kinross
Polyus
Goldcorp
Newcrest
Gold Fields
Agnico Eagle

1. Source: S&P Global Market Intelligence and company disclosure. Based on primary gold mines only. Shown on a 100% basis. Excludes state-owned and privately owned mines. Excludes Chinese mines due to lack of disclosure.
2. Source: Company disclosure. Based on actual 2018 fiscal year production of companies whose primary product is gold. Shown on an attributable basis. Barrick production includes attributable Randgold production. Kinross production shown on a gold equivalent basis.

5

Significant Value Accretion to Both Barrick and Newmont Shareholders Nevada Joint Venture $4.7 billion1,2 of synergy value shared between Barrick and Newmont shareholders $4.7 Billion Attributable to Newmont Attributable to Barrick Pre-Tax NPV of Synergies Significant Value Accretion to Both Barrick and Newmont Shareholders Without Share Issuance 6 1. 2. Represents the NPV of pre-tax synergies projected over a twenty year period, assuming consensus commodity prices and a 5% discount rate. See Endnote 1. Based on Barrick estimates. $1.8 Billion 38.5% 61.5% $2.9 Billion

Ensuring 20+ Years of Profitable and Responsible Production in Nevada Nevada Joint Venture Unprecedented Opportunity for Immediate, Meaningful Synergies… … Creating a Virtuous Cycle of Value Creation … Maximizing Nevada’s Potential Optimised Operations Longer Profitable Mine Lives Optimisation of Ore Sources and Production Schedules With Appropriate Plants Optimisation of Administration and Regional Business Centres Lower Costs / Higher Free Cash Flow Longer Term Employment Opportunities Optimisation of Transportation and Warehousing Costs Lower Cut-Off Grades Longer Term Benefits To Local Communities Optimisation of Supply Chain Costs Increased Reserves and Resources Optimised Utilisation of Resources and Blue-Sky Potential Via District-Wide Geological Approach Longer Term Benefits To Nevada’s Economic Growth Longer Profitable Mine Lives 7

Disclaimer Nevada Joint Venture Technical Information The scientific and technical information contained in this presentation in respect of Barrick has been reviewed and approved for release by Rodney Quick, Mineral Resource Management and Evaluation Executive of Barrick and Rick Sims, Registered Member SME, Vice President, Reserves and Resources of Barrick, each a “Qualified Person” as defined in National Instrument 43-101 – Standards of Disclosure for Mineral Projects. Non-GAAP Financial Performance Measures Certain financial performance measures used in this presentation – namely total cash costs per ounce – are not prescribed by IFRS. These non-GAAP financial performance measures are included because management has used the information to analyse the business performance and financial position of Barrick and the proposed Nevada joint venture. These non-GAAP financial measures are intended to provide additional information only and do not have any standardised meaning under IFRS and may not be comparable to similar measures presented by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with IFRS. In order to provide the combined business performance and financial position of the proposed Nevada joint venture, certain non-GAAP financial performance measures of each of Barrick and Newmont have been combined to show an aggregate number. Such pro forma combined numbers are illustrative only and actual figures may vary materially. Third Party Data and Quotations Certain comparisons of Barrick, Newmont and their industry peers are based on data obtained from Wood Mackenzie and S&P Global Market Intelligence. Wood Mackenzie is an independent third party research and consultancy firm that provides data for, among others, the metals and mining industry. S&P Global Market Intelligence provides financial and industry data, research, news, and analytics. None of Wood Mackenzie nor S&P Global Market Intelligence has any affiliation to Barrick. Other than in respect of their own mines, neither Barrick nor Newmont has the ability to verify the data or information obtained from Wood Mackenzie or S&P Global Market Intelligence and the non-GAAP financial performance measures used by Wood Mackenzie may not correspond to the non-GAAP financial performance measures calculated by Barrick, Newmont or their respective industry peers. For more information on these non-GAAP financial performance measures see Endnote 2 and 3. Neither Barrick nor Newmont has sought or obtained consent from any third party to be quoted in this presentation. 8

Endnotes Nevada Joint Venture 1. Synergies (or NPV of synergies) as used in this presentation is a management estimate provided for illustrative purposes, and should not be considered a GAAP/IFRS or non-GAAP/non-IFRS financial measure. "Synergies" represent management’s combined estimate of pre-tax synergies, supply chain efficiencies and cost improvements, as a result of the proposed joint venture that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 5 percent. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected synergies is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual synergies to differ from expected synergies. A Tier One Gold Asset is a mine with a stated mine life in excess of 10 years with annual production of at least five hundred thousand ounces of gold and total cash cost per ounce within the bottom half of Wood Mackenzie’s cost curve (excluding state-owned and privately owned mines). Total cash costs per ounce is based on data from Wood Mackenzie, except in respect of Barrick’s mines where Barrick relied on its internal data which is more current and reliable. The Wood Mackenzie calculation of total cash cost per ounce may not be identical to the manner in which Barrick calculates comparable measures. Total cash costs per ounce is a non-GAAP financial performance measure with no standardised meaning under IFRS and therefore may not be comparable to similar measures presented by other issuers. Total cash costs per ounce should not be considered by investors as an alternative to costs of sales or to other IFRS measures. Barrick believes that total cash cost per ounce is a useful indicator for investors and management of a mining company’s performance as it provides an indication of a company’s profitability and efficiency, the trends in cash costs as the company’s operations mature, and a benchmark of performance to allow for comparison against other companies. All-in sustaining cost (AISC) amounts presented for Barrick and Newmont are non-GAAP/non-IFRS financial performance measures with no standardized meaning under U.S. GAAP or IFRS and therefore may not be comparable to similar measures presented by other issuers. AISC as used by Newmont is defined as the sum of cost applicable to sales (including all direct and indirect costs related to current gold production incurred to execute on the current mine plan), remediation costs (including operating accretion and amortization of asset retirement costs), G&A, exploration expense, advanced projects and R&D, treatment and refining costs, other expense, net of one-time adjustments and sustaining capital. A reconciliation of Newmont’s historical AISC to CAS can be found in Item 7 of Newmont Annual Report on Form 10-K, filed with the Securities and Exchange Commission, under the heading “Non-GAAP Financial Measures.” AISC as used by Barrick is defined as cost of sales related to gold production, sustaining capital expenditures, G&A, mine-site exploration & evaluation costs and reclamation cost accretion and amortization, and removes depreciation, the non-controlling interest of cost of sales and includes by-product credits. These additional costs reflect the expenditures made to maintain current production levels. Proven and probable gold reserves and measured and indicated gold resources of Barrick in Nevada are stated on an attributable basis as of December 31, 2018 and include Goldstrike, Cortez, Goldrush, South Arturo (60%) and Turquoise Ridge (75%). Proven reserves of 84.4 million tonnes grading 4.36 g/t, representing 11.8 million ounces of gold. Probable reserves of 155.6 million tonnes grading 2.93 g/t, representing 14.7 million ounces of gold. Measured resources of 13.5 million tonnes grading 4.22 g/t, representing 1.8 million ounces of gold. Indicated resources of 101.6 million tonnes grading 4.34 g/t, representing 14.2 million ounces of gold. Measured and indicated resources are shown exclusive of reserves. Complete mineral reserve and mineral resource data for all Barrick mines and projects referenced in this presentation, including tonnes, grades, and ounces, as well as the assumptions on which the mineral reserves and resources for Barrick are reported, are set out in Barrick’s Q4 2018 Report issued on February 13, 2019. Proven and probable gold reserves and measured and indicated gold resources of Newmont in Nevada are stated on an attributable basis as of December 31, 2018 and include Carlin, Phoenix, Twin Creeks (including Newmont’s 25% equity in Turquoise Ridge) and Long Canyon. Proven reserves of 46.6 million tonnes grading 3.84 g/t, representing 5.8 million ounces of gold. Probable reserves of 378.1 million tonnes grading 1.32 g/t, representing 16.0 million ounces of gold. Measured resources of 19.7 million tonnes grading 2.19 g/t, representing 1.4 million ounces of gold. Indicated resources of 260.7 million tonnes grading 1.23 g/t, representing 10.3 million ounces of gold. Measured and indicated resources are shown exclusive of reserves. Complete mineral reserve and mineral resource data for all Newmont mines and projects referenced in this presentation, including tonnes, grades, and ounces, as well as the assumptions on which the mineral reserves and resources for Newmont are reported, are set out in Newmont’s press release dated February 21, 2019 reporting its 2018 Reserves and Resources and its annual report on Form 10-K for the fiscal year ended December 31, 2018. The potential pro forma reserves and resources figures from combining Barrick and Newmont’s operations in Nevada were derived by adding the reserves and resources reported by Barrick in its Q4 2018 Report and Newmont in its press release dated February 21, 2019 reporting its 2018 Reserves and Resources and its annual report on Form 10-K for the fiscal year ended December 31, 2018. See Endnotes 4 and 5. The pro forma reserves and resources are provided for illustrative purposes only. Barrick and Newmont calculate such figures based on different standards and assumptions, and accordingly such figures may not be directly comparable and the potential pro forma reserves and resources may be subject to adjustments due to such differing standards and assumptions. In particular, Barrick mineral reserves and resources have been prepared according to Canadian Institute of Mining, Metallurgy and Petroleum 2014 Definition Standards for Mineral Resources and Mineral Reserves as incorporated by National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”), which differ from the requirements of U.S. securities laws. Newmont’s reported reserves are prepared in compliance with Industry Guide 7 published by the SEC, however, the SEC does not recognise the terms “resources” and “measured and indicated resources”. According to its public disclosure, Newmont has determined that its reported “resources” would be substantively the same as those prepared using Guidelines established by the Society of Mining, Metallurgy and Exploration (SME) and defined as mineral resource. These reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms "Mineral Reserve", "Proven Mineral Reserve" and "Probable Mineral Reserve" are Canadian mining terms as defined in NI 43-101, and these definitions differ from the definitions in Industry Guide 7. Under Industry Guide 7 standards, a "final" or "bankable" feasibility study is typically required to report reserves or cash flow analysis to designate reserves. Further, under Industry Guide 7, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Newmont has not been involved in the preparation of Barrick’s reserve or resource estimates. Accordingly, Newmont assumes no responsibility for such estimates. No assurances can be made that all Barrick reserves under NI 43-101 will be recognized as Newmont reserves under Industry Guide 7. For more information regarding Newmont’s reserves, see Newmont’s Annual Report filed with the SEC on February 21, 2019 for the proven and probable reserve tables prepared in compliance with the SEC’s Industry Guide 7, which is available at www.sec.gov or on Newmont’s website. 2. 3. 4. 5. 6. 9